                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      DECEMBER 15, 1999 (DECEMBER 1, 1999)



                                  SPECTRX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                        0-22179                58-2029543
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE         ( I.R.S. EMPLOYER
         INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)




           6025 A UNITY DRIVE, NORCROSS, GA             30071
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 770-242-8723


-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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          Item 5. Other Events.

          On December 1, 1999, SpectRx, Inc. announced it had entered into an amendment to its existing agreement with Abbott Laboratories, to include joint development of a continuous glucose monitor and pursuant to which Abbott has increased its equity position in SpectRx, Inc. by purchasing convertible redeemable preferred stock, as more fully described in the press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference herein.

          Item 7. Financial Statements and Exhibits.

          (a)  Financial statements of businesses required.
               Inapplicable.

          (b)  Pro Forma financial information.
               Inapplicable

          (c)  Exhibits.
               The following exhibit is filed herewith:
               Exhibit No.      Exhibit Description
               99.1             Press Release dated
                                December 1, 1999



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SpectRx, Inc.


Date:  December 15, 1999       by: /s/ Thomas H. Muller, Jr.
                                   --------------------------------------------
                                   Thomas H. Muller, Jr.
                                   Executive Vice President, Chief Financial
                                   Officer and Secretary




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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------

99.1              Press Release dated December 1, 1999